UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2021 (April 28, 2021)

OFG BANCORP

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12647	66-0538893
(Commission File Number)	(IRS Employer Identification No.)

Oriental Center, 15th Floor 254 Munoz Rivera Avenue San Juan, Puerto Rico	00918
(Address of Principal Executive Offices)	(Zip Code)

(787) 771-6800

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $1.00 per share	OFG	New York Stock Exchange
7.125% Noncumulative Perpetual Preferred Stock, Series D ($25.00 liquidation preference per share)	OFG.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of OFG Bancorp (the “Company”) held on April 28, 2021 (the “Annual Meeting”), the proposals listed below were submitted to a vote of shareholders as set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting.

Proposal 1 - Election of Directors

The nominees named in the Proxy Statement were elected to serve as directors for a one-year term or until their successors are duly elected and qualified. The voting results with respect to each nominee were as follows:

Directors	For	Withheld	Broker Non-Votes
Julian S. Inclán	38,333,524	2,989,784	4,370,972
José R. Fernández	41,117,140	206,168	4,370,972
Jorge Colón Gerena	40,890,574	432,734	4,370,972
Néstor de Jesús	39,708,972	1,614,336	4,370,972
Susan Harnett	41,210,179	113,129	4,370,972
Pedro Morazzani	40,558,492	764,816	4,370,972
Edwin Pérez	40,906,364	416,944	4,370,972

Proposal 2 - Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved on an advisory basis by a majority of the votes represented at the meeting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
40,476,166	792,173	23,652	4,370,972

Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2021 was approved. The voting results were as follows (there were no broker non-votes):

For	Against	Abstain
45,070,482	592,451	30

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date: May 3, 2021	By:	/s/ Hugh González
Hugh González
General Counsel